SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549




                                     FORM 8-K


                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  April 6, 1997


                   BANKERS TRUST NEW YORK CORPORATION
                (Exact name of registrant as specified in charter)



                                    New York
                           (State or other jurisdiction
                                of incorporation)


                1-5920                                  13-6180473
          (Commission File No.)                       (IRS employer
                                                   identification no.)

         130 Liberty Street, New York, NY                     10006
         (Address of principal executive offices)            (Zip Code)



                Registrant's telephone number, including area code
                                  (212) 250-2500







         ITEM 5.   OTHER EVENTS

                   (a)  On April 6, 1997, Bankers Trust New York
         Corporation ("BTNY") and Alex. Brown Incorporated ("AB") announced that they have signed a definitive agreement to merge (the "Merger"). The Press Release announcing the signing is filed herewith as Exhibit 99.1.

                   (b) On April 7, 1997, BTNY and AB held an investor and analyst meeting relating to the Merger and filed herewith as Exhibit 99.2 are the presentation materials used at the meeting (the "Presentation Materials").








































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         ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                   AND EXHIBITS.

                   (c)  Exhibits

                        99.1 Press Release dated April 6, 1997, relating
                             to the Merger.

                        99.2 Presentation Materials used at an investor
                             and analyst meeting relating to the Merger.









































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                   Pursuant to the requirements of the Securities Ex-
         change Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       BANKERS TRUST NEW YORK
                                       CORPORATION



                                       By:  /s/ James T. Byrne, Jr.
                                          Name:   James T. Byrne, Jr.
                                          Title:  Senior Vice President



         Date:  April 7, 1997


































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                                  EXHIBIT INDEX



         Exhibit
           No.              Description

          99.1    Press Release dated April 6, 1997, relating to the
                  Merger.

          99.2 Presentation Materials used at an investor and analyst meeting relating to the Merger.








































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